UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2021 (September 21, 2021)

EOG RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-651-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EOG RESOURCES, INC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c), (e)    As previously reported, on June 7, 2021, the Board of Directors (Board) of EOG Resources, Inc. (EOG) appointed Ezra Y. Yacob as Chief Executive Officer and principal executive officer of EOG and as a member of the Board of EOG, in each case effective October 1, 2021.

In connection with the appointment of Mr. Yacob as Chief Executive Officer and principal executive officer of EOG, the Compensation Committee of the Board (Compensation Committee), at its meeting held on September 21, 2021, approved (i) a new annual base salary for Mr. Yacob of $800,000, effective October 1, 2021, and (ii) a bonus target percentage for Mr. Yacob (expressed as a percentage of his annual base salary in effect as of year-end 2021) of 125%, to be effective October 1, 2021 and for his 2021 performance from October 1, 2021 through December 31, 2021. The Compensation Committee also confirmed that the previously reported bonus target percentage for Mr. Yacob of 100% (expressed as a percentage of his annual base salary in effect as of year-end 2021) would apply to his 2021 performance from January 1, 2021 through September 30, 2021.

In addition, as part of the Compensation Committee’s customary annual grant of long-term incentive awards to each of EOG’s executive officers, Mr. Yacob received awards of performance units (i.e., restricted stock units with performance-based conditions), restricted stock and stock-settled stock appreciation rights (SARs) commensurate with his new position and responsibilities, in each case (i) with a September 27, 2021 grant date, (ii) subject to EOG’s standard vesting and termination provisions for such grants and (iii) under the terms of the EOG Resources, Inc. 2021 Omnibus Equity Compensation Plan. The grants of performance units, restricted stock and SARs will be reported on a Form 4 to be filed by Mr. Yacob within two business days after the September 27, 2021 grant date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC.
(Registrant)

Date: September 24, 2021	By:	/s/ Timothy K. Driggers
Timothy K. Driggers
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Duly Authorized Officer)

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